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                                                                  EXHIBIT 23.1
                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 28, 1994, which appears on page 20 of the Epitope, Inc. Annual Report on Form 10-K for the year ended September 30, 1994.


PRICE WATERHOUSE LLP

Portland, Oregon
June 29, 1995